Exhibit 1



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         SECURITY CAPITAL U.S. REALTY AND SECURITY CAPITAL HOLDINGS S.A.

                       DIRECTORS AND OFFICERS INFORMATION

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
                                                                                                           PRINCIPAL
     NAME                  COMPANY                       POSITION             BUSINESS ADDRESS             OCCUPATION
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Dr. Erich Coenen    Security Capital U.S. Realty       Director            Commerzbank AG                Retired
                                                                           Kaiserplatz
                                                                           60261 Frankfurt am Main
                                                                           Germany

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Jeffrey A. Cozad    Security Capital U.S. Realty       Director/Managing   Security Capital (UK)         Managing Director
                                                          Director         Management Ltd
                    Security Capital Holdings S.A.     Director/Managing   7 Clifford Street
                                                          Director         London W1X 2UX
                                                                           United Kingdom

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Claude Kremer       Security Capital U.S. Realty       Director            Arendt & Medernach            Attorney/Partner
                    Security Capital Holdings S.A.     Director            8-10 rue Mathias Hardt
                                                                           B.P. 39.
                                                                           Luxembourg L-2010

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Dr. Jay O. Light    Security Capital U.S. Realty       Director            Harvard University            Professor
                    Security Capital Holdings S.A.     Director            Graduate School of
                                                                              Business
                                                                           Administration
                                                                           Morgan 490
                                                                           Soldiers Field School
                                                                           Boston, MA 02163
                                                                           United States of America

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James Mauck         Security Capital U.S. Realty       Director            RR Donnelly Europe Ltd        President
                    Secuirty Capital Holdings S.A.     Director            Triport I, 3rd Floor
                                                                           Evert van de Beekstraat 30
                                                                           1118 CL Schipol Airport
                                                                           The Netherlands

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Francois Moes       Security Capital U.S. Realty       Director            Banque Internationale a       Executive Board
                    Security Capital Holdings S.A.     Director            Luxembourg
                                                                           69, route d'Esch
                                                                           L-2953 Luxembourg

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William D. Sanders  Security Capital U.S. Realty       Director            Security Capital Group        Chairman of
                                                                           Incorporated                  Security Capital
                                                                           125 Lincoln Avenue            Group and Security
                                                                           Santa Fe NM 87501             Capital U.S. Realty
                                                                           United States of America

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
                                                                                                         PRINCIPAL
     NAME                  COMPANY                       POSITION             BUSINESS ADDRESS           OCCUPATION
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Susan V.P. Liow     Security Capital U.S. Realty       Vice President      Security Capital (UK)
                    Security Capital Holdings S.A.     Vice President      Management Ltd
                                                                           7 Clifford Street
                                                                           London W1X 2US
                                                                           United Kingdom

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Mark P. Duke        Security Capital U.S. Realty       Vice President      Security Capital European
                    Security Capital Holdings S.A.     Vice President      Services S.A.
                                                                           25b Boulevard Royal
                                                                           L-2449 Luxembourg

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Laura L. Hamilton   Security Capital U.S. Realty       Vice President      Security Capital (UK)
                    Security Capital Holdings S.A.     Vice President      Management Ltd
                                                                           7 Clifford Street
                                                                           London W1X 2US
                                                                           United Kingdom

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